                                   [PHOTO]

                                                                [LOGO OF STRONG]

                     The Strong
                                           INTERNATIONAL STOCK
                                                     Fund II

Investment Review
  The Strong International Stock Fund II............................   2

Financial Information
  Schedule of Investments in Securities.............................   4
  Statement of Assets and Liabilities...............................   5
  Statement of Operations...........................................   6
  Statements of Changes in Net Assets...............................   7
  Notes to Financial Statements.....................................   8

Financial Highlights................................................  11

Semi-Annual Report . June 30, 2000

                    THE STRONG INTERNATIONAL STOCK FUND II
--------------------------------------------------------------------------------
Fund highlights

 .  The Fund returned -11.91% for the six months ended June 30, 2000. The MSCI
   EAFE Index, the Fund's benchmark, returned -4.06% for the same period./1/, *

 . The Fund's performance was primarily driven by the portfolio's emphasis on three dominant sectors: technology, media, and telecommunications. In addition, the portfolio focused primarily on highly profitable companies with dominant market share.

 . We increased our weighting in a few battered old economy stocks with attractively low valuations.

--------------------------------------------------------------------------------
                                AVERAGE ANNUAL

                               TOTAL RETURNS/1/

                                 As of 6-30-00

                        1-year            48.20%

                        3-year             7.71%

               Since Inception             9.60%
                 (on 10-20-95)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

                             FIVE LARGEST HOLDINGS
                                  BY COUNTRY

                                 As of 6-30-00

                Country                 % of Net Assets

                Japan                        17.0%

                United Kingdom               15.8%

                Netherlands                  14.1%

                France                        9.7%

                Canada                        8.7%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

Perspectives from the Manager


/s/ David Lui
David Lui

Portfolio Manager

--------------------------------------------------------------------------------

During this period, several countries in addition to the United States raised their interest rates for various reasons. The European Central Bank raised rates to defend the Euro. The Japanese Central Bank raised interest rates in order to stem the outflow of postal savings deposits and to raise the value of Japanese assets to foreigners. We believe the Japanese government and the Japanese Central Bank both appreciate the importance of a rising stock market and its ability to lift the country out of a ten-year recession. While the United States, Europe, and Japan were raising rates simultaneously, they were doing so independently. Nevertheless, it remains a big concern to us. We believe that the global stock markets will not be making big upward moves until the tightening cycle is over.

On the other hand, the economic fundamentals in Europe could not be better. The weak Euro makes European companies much more competitive than U.S. and Japanese companies. Moreover, a weak Euro benefits the old economy stocks--the manufacturing companies--more than new economy stocks. Therefore, we recently started new positions in British Aerospace, British Airways, British Petroleum, engineering company GKN, Netherlands-based health- and baby-food company Numico, and the Germany company Adidas.

We did continue investing in technology and telecom stalwarts, although we did trim our technology holdings from 55.3% at the beginning of the period to 39.5% at the end. Mobile telephony is upgrading from voice to

--------------------------------------------------------------------------------

                           We believe that the global
                       stock markets will not be making big
                        upward moves until the tightening
                                 cycle is over.

--------------------------------------------------------------------------------

/1/ The Fund's returns include the effect of deducting fund expenses, but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund's return quotations has the effect of increasing performance quoted. Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change and is not annualized.

Internet, which should provide another surge in demand for a new generation of cellular phones.

Although the global stock markets remain about 10% to 20% from their all-time highs, we see little likelihood of a stock market correction. However, we do expect more turbulence ahead. We concluded that risks in the global stock markets have risen enough that we would like to reduce the risk profile of the portfolio. That is why we held onto the high-quality issues such as Nokia and STMicroelectronics and why we increased the exposure to a few old economy stocks that we thought were oversold. We believe that the remainder of the year will be an exciting ride, and hopefully you will be on the ride with us.

Thank you for your continued investment in the Strong International Stock Fund
II.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 10-20-95 to 6-30-00

             The Strong International Stock Fund II     MSCI EAFE Index*     Lipper International Funds Index*
Sep 95                     $10,000                          $10,000                      $10,000
Oct 95                     $10,090                          $ 9,812                      $ 9,926
Dec 95                     $10,261                          $10,491                      $10,320
Dec 96                     $11,326                          $11,125                      $11,809
Dec 97                     $ 9,795                          $11,323                      $12,665
Dec 98                     $ 9,327                          $13,588                      $14,269
Dec 99                     $17,460                          $17,251                      $19,668
Jun 00                     $15,380                          $16,551                      $18,859

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performances were prorated for the month of October 1995.

--------------------------------------------------------------------------------

YOUR FUND'S
approach

The Strong International Stock Fund II seeks capital growth. It selects stocks from any foreign country. The manager seeks stocks that appear to have strong growth potential relative to their risk using a three-step investment process involving country allocation, intensive in-house research, and currency management. The manager examines the economic outlook of individual countries in determining whether to invest and chooses individual stocks based on rigorous, in-depth analysis, which may include interviews with company leaders.

MARKET
highlights

 .   Western Europe led international markets over the past six months.
    Unfortunately, the European Central Bank was forced to raise interest rates to defend the Euro and, as a result, capped Europe's stock markets.

 .   The Japanese market treaded water. The rest of Asia was more influenced by the U.S. interest-rate cycle than any other region represented in the MSCI EAFE Index.* Australia was also hampered by multiple rate increases by the Reserve Bank of Australia, which was concerned about inflation and that nation's weak dollar.

*The MSCI EAFE is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is U.S. dollar adjusted. The Lipper International Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                  June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          STRONG INTERNATIONAL STOCK FUND II

                                                  Shares or
                                                  Principal      Value
                                                   Amount       (Note 2)
--------------------------------------------------------------------------------
Common Stocks 104.9%
Australia 3.0%
TABCORP Holdings, Ltd.                            507,700   $  2,907,781

Canada 8.7%
Exfo Electro-Optical Engineering, Inc. (b)          3,500        153,562
Nortel Networks Corporation                        90,200      6,156,150
Rogers Communications, Inc. Class B (b)            38,100      1,080,148
Shaw Communications, Inc. Class B                  47,700      1,176,624
                                                            ------------
                                                               8,566,484
Egypt 0.0%
Suez Cement (b)                                        11            110

Finland 6.2%
Nokia Oyj                                         119,700      6,092,142

France 9.7%
BNP Paribas                                        10,700      1,027,005
Lafarge SA                                         11,400        883,603
Lagardere S.C.A                                    23,700      1,805,371
NRJ SA                                              1,500        771,282
Societe Generale                                   20,780      1,246,563
Societe Television Francaise (b)                   26,000      1,807,276
Thomson Multimedia (b)                             31,600      2,040,069
                                                            ------------
                                                               9,581,169
Germany 1.0%
Adidas-Salomon AG                                  17,200        946,639

Hong Kong 8.2%
China Telecom, Ltd. (b)                            94,000        829,004
Hutchison Whampoa, Ltd.                           104,500      1,313,707
Johnson Electric Holdings, Ltd.                   246,500      2,332,035
Li & Fung, Ltd.                                   720,000      3,602,078
                                                            ------------
                                                               8,076,824
India 0.6%
ICICI, Ltd. Sponsored ADR                          29,000        543,750
UTI-Mastergrowth 93 Fund                           11,500          5,673
                                                            ------------
                                                                 549,423
Italy 7.1%
Bipop-Carire Spa                                  300,000      2,350,982
Mediaset Spa                                       73,300      1,123,022
Mediolanum Spa                                    149,300      2,428,152
Telecom Italia Mobile Spa                         112,100      1,142,135
                                                            ------------
                                                               7,044,291
Japan 17.0%
Daiwa Securities Group, Inc.                      320,000      4,227,612
Fuji Television Network, Inc.                          95      1,488,157
Keyence Corporation                                 3,600      1,189,016
NTT DoCoMo, Inc.                                       57      1,543,739
Nippon Television Network Corporation               1,140        743,362
Nomura Securities Company, Ltd.                   121,000      2,963,056
Rohm Company, Ltd.                                  4,000      1,170,142
Takeda Chemical Industries, Ltd.                   16,000      1,050,863
Tokyo Electron, Ltd.                               17,000      2,329,338
                                                            ------------
                                                              16,705,285
Mexico 2.7%
Fomento Economico Mexicano SA de CV
  Sponsored ADR                                    25,300      1,089,481
Telefonos de Mexico SA ADR Series L                27,400      1,565,225
                                                            ------------
                                                               2,654,706
Netherlands 14.1%
ASM Lithography Holding NV (b)                    110,400      4,738,288
Koninklijke Numico NV                              39,400      1,864,579
STMicroelectronics NV                              98,400      6,183,968
Verenigde Nederlandse Uitgeversbedrijven NV        21,700      1,117,854
                                                            ------------
                                                              13,904,689
Portugal 0.9%
Portugal Telecom SA                                77,100        863,356

Singapore 1.0%
Singapore Press Holdings, Ltd.                     63,300        989,063

Spain 0.8%
Banco Santander Central Hispano SA                 75,326        792,566

Sweden 3.2%
Skandia Forsakrings AB                            116,900      3,100,478

Switzerland 2.9%
Adecco SA                                           2,161      1,834,474
Novartis AG Sponsored ADR                          26,400      1,056,000
                                                            ------------
                                                               2,890,474
Taiwan 2.0%
Taiwan Semiconductor Manufacturing Company,
  Ltd. Sponsored ADR (b)                           49,600      1,922,000

United Kingdom 15.8%
BAA PLC                                           129,000      1,036,831
BAE SYSTEMS PLC                                   183,500      1,146,504
BG Group PLC                                      155,500      1,006,933
BP Amoco PLC Sponsored ADR                         57,500      3,252,344
British Airways PLC                               247,800      1,427,997
Energis PLC (b)                                    64,100      2,408,806
GKN PLC                                            88,600      1,132,671
Lloyds TSB Group PLC                              164,700      1,558,549
Railtrack Group PLC                                70,400      1,095,908
Scottish & Newcastle PLC                          114,800        939,238
Vodafone AirTouch PLC                             138,767        561,875
                                                            ------------
                                                              15,567,656

------------------------------------------------------------------------
Total Common Stocks (Cost $67,938,091)                       103,155,136
------------------------------------------------------------------------

Short-Term Investments (a) 13.3%
Commercial Paper 0.0%
Interest Bearing, Due Upon Demand
United States
United States Cayman Eurodollar
  Call Deposit, 5.50%                          $    3,000          3,000

Time Deposits 13.3%
United States
Bank of Scotland, 7.125%, Due 7/03/00           6,600,000      6,600,000
Wachovia Winston Grand Cayman, 6.65%,
  Due 7/03/00                                   6,500,000      6,500,000
                                                            ------------
                                                              13,100,000
------------------------------------------------------------------------
Total Short-Term Investments (Cost $13,103,000)               13,103,000
------------------------------------------------------------------------
------------------------------------------------------------------------
Total Investments in Securities
(Cost $81,041,091) 118.2%                                    116,258,136
Other Assets and Liabilities, Net (18.2%)                    (17,878,536)
------------------------------------------------------------------------
Net Assets 100.0%                                           $ 98,379,600
========================================================================

LEGEND
------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.

Percentages are stated as a percent of net assets.

4                     See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

                                                                                                          Strong International
                                                                                                             Stock Fund II
                                                                                                          --------------------
Assets:
   Investments in Securities, at Value (Cost of $81,041,091)                                                  $ 116,258,136
   Dividends and Interest Receivable                                                                                215,655
   Other Assets                                                                                                      11,648
                                                                                                              -------------
   Total Assets                                                                                                 116,485,439

Liabilities:
   Payable for Securities Purchased                                                                                  91,000
   Payable for Fund Shares Redeemed                                                                              17,964,644
   Accrued Operating Expenses and Other Liabilities                                                                  50,195
                                                                                                              -------------
   Total Liabilities                                                                                             18,105,839
                                                                                                              -------------
Net Assets                                                                                                    $  98,379,600
                                                                                                              =============

Net Assets Consist of:
   Capital Stock (par value and paid-in capital)                                                              $  69,266,432
   Accumulated Net Investment Loss                                                                                   (8,509
   Accumulated Net Realized Loss                                                                                 (6,096,062
   Net Unrealized Appreciation                                                                                   35,217,739
                                                                                                              -------------
   Net Assets                                                                                                 $  98,379,600
                                                                                                              =============
Capital Shares Outstanding (Unlimited Number Authorized)                                                          6,823,173

Net Asset Value Per Share                                                                                     $       14.42
                                                                                                              =============

                      See Notes to Financial Statements.                       5

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2000 (Unaudited)

                                                                                                               Strong International
                                                                                                                   Stock Fund II
                                                                                                               --------------------
Income:
   Dividends (net of foreign withholding taxes of $60,149)                                                         $    636,672
   Interest                                                                                                             112,181
                                                                                                                   ------------
   Total Income                                                                                                         748,853

Expenses:
   Investment Advisory Fees                                                                                             623,315
   Custodian Fees                                                                                                       103,788
   Shareholder Servicing Costs                                                                                           99,274
   Interest Expense                                                                                                     128,566
   Other                                                                                                                 20,137
                                                                                                                   ------------
   Total Expenses before Fees Paid Indirectly by Advisor                                                                975,080
   Fees Paid Indirectly by Advisor (Note 3)                                                                            (217,718)
                                                                                                                   ------------
   Expenses, Net                                                                                                        757,362
                                                                                                                   ------------
Net Investment Loss                                                                                                      (8,509)

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
    Investments                                                                                                      13,213,399
    Futures Contracts and Forward Foreign Currency Contracts                                                         (1,400,291)
    Foreign Currencies                                                                                                     (132)
                                                                                                                   ------------
    Net Realized Gain                                                                                                11,812,976
   Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                                                                     (19,173,654)
    Futures Contracts and Forward Foreign Currency Contracts                                                           (851,387)
    Foreign Currencies                                                                                                    2,783
                                                                                                                   ------------
   Net Change in Unrealized Appreciation/Depreciation                                                               (20,022,258)
                                                                                                                   ------------
Net Loss on Investments                                                                                              (8,209,282)
                                                                                                                   ------------
Net Decrease in Net Assets Resulting from Operations                                                               ($ 8,217,791)
                                                                                                                   ============

6                     See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           Strong International Stock Fund II
                                                                         --------------------------------------
                                                                         Six Months Ended        Year Ended
                                                                          June 30, 2000        Dec. 31, 1999
                                                                         ----------------      ----------------
                                                                            (Unaudited)
Operations:
  Net Investment Loss                                                     ($      8,509)       ($    113,481)
  Net Realized Gain                                                          11,812,976              749,983
  Net Change in Unrealized Appreciation/Depreciation                        (20,022,258)          50,223,820
                                                                           ------------         ------------
  Net Increase (Decrease) in Net Assets Resulting from Operations            (8,217,791)          50,860,322

Distributions From Net Investment Income                                           --               (177,022)

Capital Share Transactions:
  Proceeds from Shares Sold                                                 413,512,713          209,610,228
  Proceeds from Reinvestment of Distributions                                      --                177,022
  Payment for Shares Redeemed                                              (432,231,914)        (182,434,715)
                                                                           ------------         ------------
  Net Increase (Decrease) in Net Assets from Capital Share Transactions     (18,719,201)          27,352,535
                                                                           ------------         ------------
Total Increase (Decrease) in Net Assets                                     (26,936,992)          78,035,835

Net Assets:
  Beginning of Period                                                       125,316,592           47,280,757
                                                                           ------------         ------------
  End of Period                                                            $ 98,379,600         $125,316,592
                                                                           ============         ============
Transactions in Shares of the Fund:
  Sold                                                                       26,766,580           19,257,000
  Issued in Reinvestment of Distributions                                          --                 19,869
  Redeemed                                                                  (27,598,446)         (17,009,003)
                                                                           ------------         ------------
  Net Increase (Decrease) in Shares of the Fund                                (831,866)           2,267,866
                                                                           ============         ============

                      See Notes to Financial Statements.                       7

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

1.   Organization

     Strong International Stock Fund II is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At June 30, 2000, approximately 85% of the Fund's shares were owned by the separate accounts of one insurance company.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at June 30, 2000.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Fund may be designated as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Securities held by the Fund may be designated as collateral on written options.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (J) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   Related Party Transactions

     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Other Expenses in the Fund's Statement of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by Advisor in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at June 30, 2000, shareholder servicing and other expenses paid to the Advisor, transfer agency banking credits and unaffiliated directors' fees for the six months then ended, were $21,583, $99,274, $217,718 and $2,402, respectively.

4.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.08% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At June 30, 2000, there were no borrowings by the Fund outstanding under the LOC.

5.   Investment Transactions

     The aggregate purchases and sales of long-term securities, other than long-term government securities, for the six months ended June 30, 2000 were $73,445,692 and $101,657,132, respectively. There were no purchases or sales of long-term government securities during the six months ended June 30, 2000.

--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

6.   Income Tax Information

     At June 30, 2000, the cost of investments in securities for federal income tax purposes was $82,496,762. Net unrealized appreciation of securities was $33,761,374 consisting of gross unrealized appreciation and depreciation of $37,872,014 and $4,110,640, respectively. At December 31, 1999, the Fund had a capital loss carryover of $15,488,899, which expires in 2006.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG INTERNATIONAL STOCK FUND II
--------------------------------------------------------------------------------

                                                                                  Period Ended
                                                   -----------------------------------------------------------------------------
                                                     June 30,       Dec. 31,     Dec. 31,    Dec. 31,  Dec.  31,      Dec.  31,
Selected Per-Share Data/(a)/                         2000/(b)/        1999         1998        1997      1996         1995/(c)/
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $ 16.37      $     8.78     $  9. 32   $   11.23  $    10.22     $   10.00
Income From Investment Operations:
  Net Investment Income (Loss)                            --           (0.01)        0.03        0.06        0.03          0.01
  Net Realized and Unrealized Gains (Losses)
    on Investments                                     (1.95)           7.64        (0.46)      (1.50)       1.03          0.25
-------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                     (1.95)           7.63        (0.43)      (1.44)       1.06          0.26
Less Distributions:
  From Net Investment Income                              --           (0.04)       (0.11)      (0.06)      (0.03)        (0.01)
  In Excess of Net Investment Income                      --              --           --       (0.12)      (0.02)        (0.03)
  From Net Realized Gains                                 --              --           --       (0.29)         --            --
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                     --           (0.04)       (0.11)      (0.47)      (0.05)        (0.04)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $ 14.42      $    16.37     $   8.78   $    9.32  $    11.23     $   10.22
===============================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
  Total Return                                         -11.9%          +87.2%        -4.8%      -13.5%      +10.4%         +2.6%
  Net Assets, End of Period (In Millions)            $    98      $      125     $     47   $      60  $       75     $       2
  Ratio of Expenses to Average Net Assets without
    Fees Paid Indirectly by Advisor                      1.6%*           1.3%         1.6%        1.5%        1.9%          2.0%*
  Ratio of Expenses to Average Net Assets                1.2%*           1.2%         1.6%        1.5%        1.9%          2.0%*
  Ratio of Net Investment Income (Loss) to
     Average Net Assets                                  0.0%*          (0.2%)        0.3%        0.6%        0.4%          1.0%*
  Portfolio Turnover Rate                               59.6%           80.8%       255.2%      169.2%      126.0%         26.9%


*   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 2000 (unaudited).
(c) For the period from October 20, 1995 (inception) to December 31, 1995.

                      See Notes to Financial Statements.                      11

                                                                     RT5370-0700